Georgetowne Long/Short Fund

a series of the Georgetowne Funds

Supplement Dated November 25, 2008

to Prospectus Dated March 1, 2008

The Board of Trustees of the Georgetowne Funds has concluded, based on the recommendation of Georgetowne Fund Management Corporation, that it is in the best interests of the Georgetowne Long/Short Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on January 12, 2009.

Effective November 25, 2008, the Fund will no longer pursue its stated investment objective.  The Fund has begun liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JANUARY 12, 2009 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  Prior to January 12, 2009, you may redeem your account, including reinvested distributions, in accordance with “How to Redeem Shares” section in the Prospectus.  If you have questions or need assistance, please contact Mutual Shareholder Services, LLC at 1-877-257-4240.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated March 1, 2008, as supplemented October 29, 2008, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated September 12, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-257-4240.